UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Filed Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported): September 8, 2009

Repros Therapeutics Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15281	76-0233274

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2408 Timberloch Place, Suite B-7
The Woodlands, Texas  77380
(Address of principal
executive offices
and zip code)
(281) 719-3400
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement.

On September 8, 2009, the Company entered into a Securities Purchase Agreement, or the Purchase Agreement, with Enable Growth Partners LP, or the Purchaser.  Pursuant to the Purchase Agreement, we have agreed to issue and sell an aggregate of 1,500,000 shares of the Company’s common stock at a price per share of $0.65 per share.

The closing of the sale of the Company’s common stock occurred on September 10, 2009.  The shares of the Company’s common stock issued pursuant to the Purchase Agreement have been registered on a registration statement on Form S-3 (File No. 333-155265).

Pursuant to the Purchase Agreement, the Company has agreed that from the date of the Purchase Agreement until 30 days after the closing date, upon any issuance by the Company of its common stock and/or common stock equivalents for cash consideration (a “Subsequent Financing”), subject to certain exclusions, the Purchaser shall have the right to participate in up to an amount of the Subsequent Financing equal to 100% of the Subsequent Financing (the “Participation Maximum”) on the same terms, conditions and price provided for in the Subsequent Financing, unless the Subsequent Financing is a registered public offering, in which case the Company shall offer the Purchaser the right to participate in such public offering when it is lawful for the Company to do so, but the Purchaser shall not be entitled to purchase any particular amount of such public offering.  A Subsequent Financing shall not include any exchange of common stock and/or common stock equivalents for indebtedness of the Company outstanding prior to the date hereof.

In addition, the Company has agreed to refrain from selling any of its securities during the 15 day period following the closing date.

Prior to the offering described above, no material relationship existed between the Company and the Purchaser.

The foregoing description is qualified in its entirety by reference to the text of the Purchase Agreement, which is included as Exhibit 10.1 hereto and incorporated herein by reference.

The Company’s press release, dated September 8, 2009, announcing the pricing of the offering described above is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit
Number	Description

5.1*	Opinion of Winstead PC.

10.1*	Securities Purchase Agreement between Repros Therapeutics Inc. and Enable Growth Partners LP dated September 8, 2009.

99.1*	Press Release dated September 8, 2009.
____
* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Repros Therapeutics Inc.

Date: September 10, 2009

	By:	/s/ Joseph S. Podolski
Joseph S. Podolski
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

5.1*	Opinion of Winstead PC.

10.1*	Securities Purchase Agreement between Repros Therapeutics Inc. and Enable Growth Partners LP dated September 8, 2009.

99.1*	Press Release dated September 8, 2009.
____
* Filed herewith.